UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – February 4, 2014

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices)(Zip code )

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On February 4, 2014, IEC Electronics Corp. (the “Company”) and Manufacturers and Traders Trust Company (“M&T”) entered into a Fifth Amendment to Fourth Amended and Restated Credit Facility Agreement (the “Fifth Amendment”), which amended the Fourth Amended and Restated Credit Facility Agreement between M&T and the Company (a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 25, 2013) as previously amended by the First Amendment to Fourth Amended and Restated Credit Facility Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 20, 2013, (ii) the Second Amendment to Fourth Amended and Restated Credit Facility Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 8, 2013, (iii) the Third Amendment to Fourth Amended and Restated Credit Facility Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 19, 2013 and (iv) the Fourth Amendment to Fourth Amended and Restated Credit Facility Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 19, 2013 (collectively, the “2013 Credit Agreement”). Pursuant to the Fifth Amendment, M&T agreed to waive events of default arising from the Company’s non-compliance with covenants related to minimum quarterly EBITDARS and the Debt to EBITDARS Ratio (each as defined in the 2013 Credit Agreement) during the fiscal quarter ended December 27, 2013.

In addition, the Fifth Amendment modified the covenant requiring the Company to maintain a specified Debt to EBITDARS Ratio to eliminate quarterly measurement periods until the quarter ending December 26, 2014, and to apply thereafter as follows:

Debt to EBITDARS:

2013 Credit Agreement, as modified by the Fifth Amendment:

12/26/2014 through and including 3/26/2015	<4.50 to 1.00
3/27/2015 through and including 6/25/2015	<3.50 to 1.00
6/26/2015 through and including 9/29/2015	<3.25 to 1.00
9/30/2015 and thereafter	< 2.75 to 1.00

It also modified the covenant requiring the Company to maintain a specified Fixed Charge Coverage Ratio to eliminate quarterly measurement periods until the quarter ending December 26, 2014, and to apply thereafter as follows:

Fixed Charge Coverage:

2013 Credit Agreement, as modified by the Fifth Amendment:

12/26/2014 through and including 3/26/2015	≥1.00 to 1.00
3/27/2015 through and including 6/25/2015	≥1.15 to 1.00
6/26/2015 and thereafter	≥1.25 to 1.00

It further modified the covenant requiring the Company to maintain minimum quarterly EBITDARS to require minimum EBITDARS of $1,250,000 for the quarter ending March 28, 2014, and $1,500,000 for each fiscal quarter ending thereafter.

Additionally, the applicable interest rate margin for the period commencing February 4, 2014 and ending March 27, 2015, and thereafter if the Company is not in compliance with its financial covenants, was modified with respect to the Revolver to 4.25% above LIBOR, with respect to the Albuquerque Mortgage Loan to 4.50% above LIBOR and with respect to Term Loan B to 3.25% above LIBOR. The applicable unused fee for the same period was changed to 0.50%.

Except as so waived and as modified by the Fifth Amendment, the 2013 Credit Agreement remains unchanged. The foregoing description of the Fifth Amendment is a summary of the terms of the Fifth Amendment, and is qualified in its entirety by the text of the Fifth Amendment itself, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Section 2	Financial Information
Item 2.02	Results of Operations and Financial Condition

On February 5, 2014, the Company issued a press release announcing its financial results for its first fiscal quarter ended December 27, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Fifth Amendment to Fourth Amended and Restated Credit Facility Agreement
Exhibit 99.1	Press Release issued by IEC Electronics Corp. on February 5, 2014

Neither the filing or furnishing of any exhibit to this report nor the inclusion in such exhibit of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

This Current Report on Form 8-K, including the Exhibits incorporated herein, contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements. These forward-looking statements (such as when the Company describes what it “believes”, “expects”, or “anticipates” will occur, and other similar statements) include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect the Company’s current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements: business conditions and growth or contraction in the Company’s customers' industries, the electronic manufacturing services industry and the general economy; variability of the Company’s operating results; the Company’s ability to control its material, labor and other costs; the Company’s dependence on a limited number of major customers; the potential consolidation of the Company’s customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; uncertainties as to availability and timing of governmental funding for the Company’s customers; the types and mix of sales to the Company’s customers; the Company’s ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company’s customers, the Company’s industry and business generally; failure or breach of the Company’s information technology systems; natural disasters; and other factors that the Company may not have currently identified or quantified. Additional risks and uncertainties resulting from the restatement of the Company’s financial statements included in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on July 3, 2013 and in the Company’s Form 10-Q/A filed on the same date are described in detail in the Company’s Form 10-K for the fiscal year ended September 30, 2013 filed with the SEC on December 24, 2013 (the “2013 Form 10-K”). Any one or more of such risks and uncertainties could have a material adverse effect on the Company or the value of its common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see Part I, including the "Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections, in the 2013 Form 10-K.

All forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K. The Company does not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which it hereafter become aware of. New risks and uncertainties arise from time to time and the Company cannot predict these events or how they may affect it. When considering these risks, uncertainties and assumptions, you should keep in mind the cautionary statements contained in this Form 8-K and any documents incorporated herein by reference. You should read this Form 8-K and the documents that the Company incorporates by reference into this Form 8-K completely and with the understanding that the Company’s actual future results may be materially different from what it expects. All forward-looking statements attributable to the Company are expressly qualified by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: February 5, 2014	By:	/s/ Vincent A. Leo
Vincent A. Leo
Chief Financial Officer